UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2006

Sunset Financial Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32026	16-1685692
(Commission File Number)	(IRS Employer Identification No.)

10245 Centurion Parkway North, Suite 305, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 425-4099

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a prior release issued by the registrant on March 10, 2006.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated March 10, 2006 regarding the outcome of certain litigation involving the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2006

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ George Deehan
George Deehan
President and Chief Executive Officer

EXHIBIT INDEX

Item Number	Description
99.1	Press Release dated March 10, 2006 regarding the outcome of certain litigation involving the Registrant.